UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 30, 2016

SPRAGUE RESOURCES LP
(Exact name of registrant as specified in its charter)

Delaware	001-36137	45-2637964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
185 International Drive
Portsmouth, NH 03801
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (800) 225-1560

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On December 30, 2016, Sprague Operating Resources LLC and Sprague Energy Solutions Inc., wholly owned subsidiaries of Sprague Resources LP ("Sprague"), entered into an Asset Purchase Agreement with Global Montello Group Corp. and Global Energy Marketing LLC (collectively, "Global”), wholly owned subsidiaries of Global Partners LP, to acquire the assets of Global’s natural gas and electricity brokerage businesses. Terms used but not otherwise defined herein are used as defined in the Asset Purchase Agreement.
The aggregate purchase price for the Purchased Assets will be (i) Seventeen Million Two Hundred Fifty Thousand Dollars ($17,250,000) plus (ii) the Total Basis Valuation Amount (it being understood that, if the Total Basis Valuation Amount is negative, the purchase price shall be reduced by such amount), plus (iii) the Total Fixed Price Valuation Amount (it being understood that, if the Total Fixed Price Valuation Amount is negative, the purchase price shall be reduced by such amount), plus (iv) the Natural Gas Inventory Amount, plus (v) the Security Deposit Amount, minus (vi) an amount equal to the aggregate of the Assumed Customer Credit Balances, minus (vii) an amount equal to the aggregate of the Assumed Customer Deposits, plus (viii) the assumption of the Assumed Liabilities (other than the Assumed Customer Credit Balances and the Assumed Customer Deposits). The purchase price shall be subject to adjustment pursuant to the terms of the Asset Purchase Agreement.
Each of the parties have agreed to certain customary representations, warranties and covenants in the Asset Purchase Agreement. The consummation of the transaction is subject to the satisfaction or waiver of customary conditions, as set forth in the Asset Purchase Agreement, including, among other things, receipt of third party and any applicable regulatory approvals.
The Asset Purchase Agreement may be terminated at any time prior to the Closing by mutual written agreement of the parties; by any party if any of the conditions in Sections 7.01, or 7.02 , as applicable, shall not have been fulfilled by March 1, 2017; by any party if the transactions contemplated by the Asset Purchase Agreement become illegal or are prohibited by law; by the non-breaching party if a party breaches certain obligations under the Asset Purchase Agreement, and if capable of being cured, such breach is not cured within the time periods set forth in the Asset Purchase Agreement. If the Asset Purchase Agreement is terminated for any reason other than the reasons set forth in 6.04(b), 9.01(a), 9.01(b), 9.01(c) or 9.01(d) and all the conditions to closing under 7.02 and 7.03 have been satisfied, the Non-terminating Parties shall pay the Terminating Parties a Termination Fee in the amount of $1,500,000.00 as liquidated damages.

A copy of the Asset Purchase Agreement is attached hereto as Exhibit 2.1 and a copy of the press release of Sprague regarding the Asset Purchase Agreement is attached hereto as Exhibit 99.1. Each of the foregoing exhibits is incorporated herein by reference. The descriptions of the Asset Purchase Agreement contained in this Current Report on Form 8-K are qualified in their entirety by reference to the full text of the Asset Purchase Agreement.
The Asset Purchase Agreement has been included to provide security holders with information regarding their terms. These agreements are not intended to provide any other factual information about the parties thereto. The representations, warranties and covenants contained in the Asset Purchase Agreement were made solely for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to the Asset Purchase Agreement and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Asset Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders. Security holders are not third-party beneficiaries under the Asset Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Asset Purchase Agreement which subsequent information may or may not be fully reflected in Sprague’s public disclosures.
Item 7.01    Regulation FD Disclosure.
Beginning on January 3, 2017, Sprague will be sharing a presentation with its investors highlighting key points associated with the Global natural gas and electricity brokerage assets. The presentation will be posted to the Investor Relations section of Sprague's website, www.spragueenergy.com. A copy of the presentation to be discussed is furnished herewith as Exhibit 99.2 and incorporated herein by reference in its entirety.
The information in this Item 7.01 and in Exhibit 99.2 attached to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall this Item 7.01, such Exhibit 99.2 or any of the information contained herein or therein be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements
Any statements in this Current Report on Form 8-K or press release about future expectations, plans and prospects for Sprague, including statements about the expected timetable for consummation of the proposed transaction, and any other statements about Sprague, or about Sprague’s future expectations, beliefs, goals, plans or prospects, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of certain consents required in connection with the transaction which may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all or be unable to successfully integrate Global's operations into those of Sprague; the possibility that the integration of Global into Sprague may be more difficult, time consuming or costly than expected; resulting increases in operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers); and, the ability of Sprague to retain certain key employees of Global. Other applicable risks and uncertainties related to our business have been described more fully in Sprague’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 10, 2016, and in our subsequent Form 10-Q filings, and Form 8-K and other documents filed with the SEC. Sprague undertakes no obligation and does not intend to update any forward-looking statements to reflect new information or future events. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.
Non-GAAP Measures
To supplement the financial information presented in accordance with United States generally accepted accounting principles (“GAAP”), Sprague’s management uses certain non-GAAP financial measurements. You can find disclosures on our use of these non-GAAP measures, as well as reconciliations between GAAP and these non-GAAP measures, in Sprague's "Non-GAAP Measures Quarterly Supplement" located in the Investor Relations section of Sprague’s website, www.spragueenergy.com.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

EXHIBIT	DESCRIPTION
2.1
Asset Purchase Agreement, dated December 30, 2016, by and among Global Montello Group Corp., Global Energy Marketing LLC, Global GP LLC, Global Partners LP and Sprague Operating Resources LLC, Sprague Energy Solutions Inc. and Sprague Resources LP.*

99.1	Press Release of Sprague Resources LP dated January 3, 2017
99.2	Sprague Resources LP - Global Natural Gas Marketing and Electricity Brokerage - Investor Slides dated January 3, 2017

*
Pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC, certain schedules to the Asset Purchase Agreement have been omitted. The registrant hereby agrees to furnish supplementally to the SEC, upon its request, any or all omitted schedules.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRAGUE RESOURCES LP

By:	Sprague Resources GP LLC, its General Partner

By:	/s/ Paul A. Scoff
Paul A. Scoff
Vice President, General Counsel, Chief Compliance Officer and Secretary
Dated: January 3, 2017

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
2.1
Asset Purchase Agreement, dated December 30, 2016, by and among Global Montello Group Corp., Global Energy Marketing LLC, Global GP LLC, Global Partners LP and Sprague Operating Resources LLC, Sprague Energy Solutions Inc. and Sprague Resources LP. *

99.1	Press Release of Sprague Resources LP dated January 3, 2017
99.2	Sprague Resources LP - Global Natural Gas Marketing and Electricity Brokerage - Investor Slides dated January 3, 2017

*
Pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC, certain schedules to the Asset Purchase Agreement have been omitted. The registrant hereby agrees to furnish supplementally to the SEC, upon its request, any or all omitted schedules.